UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2010

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Cohen & Company Inc. (the “Company”) filed a Form 8-K with the Securities and Exchange Commission on April 27, 2010 in which the Company provided disclosure under Item 5.02 regarding the April 22, 2010 adoption of the Cohen & Company Inc. 2010 Long-Term Incentive Plan (the “Plan”) by the Board of Directors of the Company and the disclosure under that Item 5.02 is incorporated herein by reference.

At the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) (see discussion under Item 5.07 below), the Plan was submitted for a vote of, and approved by, the Company’s stockholders.

A copy of the Plan was filed as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on October 27, 2010.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held at 10:00 a.m., Eastern Time, on Friday, December 10, 2010, at Cira Centre, 2929 Arch Street, Mezzanine, Philadelphia, Pennsylvania 19104. The following three proposals were submitted for a vote of the stockholders of the Company at the Annual Meeting:

1.	To elect nine directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified;

2.	To approve the Cohen & Company Inc. 2010 Long-Term Incentive Plan; and

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

The total number of Company securities entitled to vote at the Annual Meeting were: 10,478,682 shares of common stock and 4,983,557 shares of Series B Voting Non-Convertible Preferred Stock (the “Series B Preferred Shares”). The Company’s common stock and the Series B Preferred Shares vote together on all matters. Of the combined common stock and Series B Preferred Shares, 14,301,160 shares, or 92.49%, were present in person or by proxy at the Annual Meeting.

The voting results were as follows:

1. Each of the following nine directors was elected to the Company’s Board of Directors to serve until the next annual meeting of stockholders in 2011 or until his successor is duly elected and qualified. The number of votes cast for and withheld from each of the directors and the number of broker non-votes were as follows:

Nominee	For	Withheld	Broker Non-Votes
Walter T. Beach	9,074,001	763,855	4,463,304
Rodney E. Bennett	8,915,872	921,984	4,463,304
Daniel G. Cohen	9,046,766	791,090	4,463,304
Thomas P. Costello	9,073,106	764,750	4,463,304
G. Steven Dawson	9,089,771	748,085	4,463,304
Joseph M. Donovan	8,916,303	921,553	4,463,304
Jack Haraburda	8,916,222	921,634	4,463,304
Lance Ullom	9,073,261	764,595	4,463,304
Charles W. Wolcott	9,073,381	764,475	4,463,304

2. The stockholders approved the Cohen & Company Inc. 2010 Long-Term Incentive Plan. The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Vote

8,146,440	1,670,233	21,183	4,463,304

3. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The number of votes cast for and against the proposal and the number of abstentions were as follows:

For	Against	Abstain

14,117,299	68,781	115,080

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & COMPANY INC.

Date: December 13, 2010	By:	/S/ JOSEPH W. POOLER, JR.
Joseph W. Pooler, Jr. Chief Financial Officer

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